Summary Prospectus and
Prospectus Supplement

April 7, 2025

Morgan Stanley ETF Trust

Supplement dated April 7, 2025 to the Morgan Stanley ETF Trust Summary Prospectus and Prospectus dated January 28, 2025

Parametric Hedged Equity ETF
(the "Fund")

James Reber will be retiring from Parametric Portfolio Associates LLC, the Fund's Sub-Adviser, and will no longer serve as a portfolio manager of the Fund after June 30, 2025. In addition, effective immediately, Gordon Wotherspoon will serve as a portfolio manager of the Fund. Alex Zweber, CFA, CAIA; Michael Zaslavsky, CFA, CAIA; Larry Berman; Jennifer Mihara; and Perry Li, CFA, FRM will continue to serve as portfolio managers of the Fund.

Accordingly, the Summary Prospectus and Prospectus are hereby amended as follows:

The section of the Fund's Summary Prospectus titled "Fund Management—Portfolio Managers" and the section of the Fund's Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" are hereby deleted in their entirety and replaced with the following:

Portfolio Managers. Information about the individuals jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
James Reber[1]	Managing Director of the Sub-Adviser	Since Inception
Alex Zweber, CFA, CAIA	Managing Director of the Sub-Adviser	Since Inception
Michael Zaslavsky, CFA, CAIA	Senior Investment Strategist of the Sub-Adviser	Since Inception
Larry Berman	Managing Director of the Sub-Adviser	Since Inception
Jennifer Mihara	Managing Director of the Sub-Adviser	July 2024
Perry Li, CFA, FRM	Senior Investment Strategist of the Sub-Adviser	January 2025
Gordon Wotherspoon	Managing Director of the Sub-Adviser	April 2025

1  James Reber will be retiring and will no longer serve as a portfolio manager of the Fund after June 30, 2025.

In addition, the section of the Prospectus titled "Fund Management—Portfolio Management" is hereby deleted in its entirety and replaced with the following:

The Fund is managed by a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund.

The portfolio managers who are primarily responsible for the day-to-day management of the Fund are James Reber; Alex Zweber, CFA, CAIA; Michael Zaslavsky, CFA, CAIA; Larry Berman; Jennifer Mihara; Perry Li, CFA, FRM; and Gordon Wotherspoon. Mr. Reber, Managing Director, Portfolio Management, has been with the Sub-Adviser since 2004. Mr. Zweber, Managing Director of Investment Strategy, joined The Clifton Group in 2006, which was acquired by the Sub-Adviser in 2012. Mr. Zaslavsky, Senior Investment Strategist, joined the Sub-Adviser in 2015. Mr. Berman, Managing Director, Investment Management, joined the Sub-Adviser in 2006. Ms. Mihara, Managing Director, Head of Equity Fund Management, joined the Sub-Adviser in 2005. Mr. Li, Senior Investment Strategist, joined the Sub-Adviser in 2014. Mr. Wotherspoon, Managing Director, joined the Sub-Adviser in 2005. James Reber will be retiring and will no longer serve as a portfolio manager of the Fund after June 30, 2025.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Please retain this supplement for future reference.

  PHEETFSUMPROPSPT 4/25